UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

June 8, 2018

________________________________

CAPRICOR THERAPEUTICS, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-34058	88-0363465
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8840 Wilshire Blvd., 2nd Floor, Beverly Hills, CA (Address of principal executive offices)	90211 (Zip Code)

(310) 358-3200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Capricor Therapeutics, Inc. (the “Company”) held its 2018 Annual Meeting of Stockholders (the “Annual Meeting”) on June 8, 2018 at the Company’s principal executive offices located at 8840 Wilshire Blvd., Beverly Hills, California 90211.  At the Annual Meeting, the Company’s stockholders were asked to vote upon the following two proposals, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 26, 2018:

1.	The election of seven nominees to the Company’s Board of Directors to serve until the 2019 annual meeting of stockholders. The nominees for election were Frank Litvack, M.D., Linda Marbán, Ph.D., David B. Musket, George W. Dunbar, Jr., Louis Manzo, Earl M. (Duke) Collier, Jr. and Joshua Kazam; and

2.	The ratification of the appointment by the Audit Committee of the Company’s Board of Directors of Rose, Snyder & Jacobs LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018.

The final results of the matters voted on at the Annual Meeting, based on the presence in person or by proxy of holders of record of 23,260,771 shares of the 28,092,138 shares of the Company’s common stock entitled to vote, were as follows:

1.	The election of each of Dr. Litvack, Dr. Marbán, and Messrs. Musket, Dunbar, Manzo, Collier, and Kazam, as directors of the Company to serve until the 2019 annual meeting of stockholders, and until his or her successor is elected, or until his or her earlier death, resignation or removal, was approved as follows:

	FOR	WITHHELD	BROKER NON-VOTES
Frank Litvack, M.D.	14,147,883	217,875	8,895,013
Linda Marbán, Ph.D.	14,268,153	97,605	8,895,013
David B. Musket	14,270,952	94,806	8,895,013
George W. Dunbar, Jr.	14,270,942	94,816	8,895,013
Louis Manzo	14,010,922	354,836	8,895,013
Earl M. (Duke) Collier, Jr.	13,134,187	1,231,571	8,895,013
Joshua Kazam	14,145,982	219,776	8,895,013

2.	The appointment by the Audit Committee of the Company’s Board of Directors of Rose, Snyder & Jacobs LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018 was ratified as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
22,475,883	399,190	385,698	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CAPRICOR THERAPEUTICS, INC.

Date: June 11, 2018	By:	/s/ Linda Marbán, Ph.D.
Linda Marbán, Ph.D.
Chief Executive Officer